EX-99.23(d)(13)

                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
                      MELLON CAPITAL MANAGEMENT CORPORATION

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and MELLON CAPITAL MANAGEMENT CORPORATION, a Delaware corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of February 18, 2004 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the JNL Variable Fund LLC, JNL Variable Fund III LLC, JNL Variable Fund V LLC, and JNLNY Variable Fund I LLC (the "Funds");

     WHEREAS,  pursuant  to  the  Agreement,  the  Adviser  agreed  to  pay  the
Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses;

     WHEREAS, in order to reflect that the addition of new Funds, Schedule A and Schedule B must be amended.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated October 4, 2004, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated October 4, 2004, attached hereto.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 4th day of October, 2004.

JACKSON NATIONAL ASSET                  MELLON CAPITAL MANAGEMENT
MANAGEMENT, LLC                         CORPORATION


By:                                     By:
     ----------------------------------    --------------------------------
Name:    ANDREW B. HOPPING              Name:
       --------------------                  ------------------------------
Title:            PRESIDENT             Title:
        -------------------------------       -----------------------------

                                                    SCHEDULE A
                                              Dated: October 4, 2004

                                     (Funds)

                              JNL VARIABLE FUND LLC

                 JNL/Mellon Capital Management The DowSM 10 Fund
                 JNL/Mellon Capital Management The S&P(R) 10 Fund
                  JNL/Mellon Capital Management Global 15 Fund
                      JNL/Mellon Capital Management 25 Fund
               JNL/Mellon Capital Management Select Small-Cap Fund
                  JNL/Mellon Capital Management Nasdaq(R) 15 Fund
                     JNL/Mellon Capital Management VIP Fund
                JNL/Mellon Capital Management Value Line(R) 25 Fund
                    JNL/Mellon Capital Management JNL 5 Fund
            JNL/Mellon Capital Management Communications Sector Fund
            JNL/Mellon Capital Management Consumer Brands Sector Fund
                JNL/Mellon Capital Management Energy Sector Fund
               JNL/Mellon Capital Management Financial Sector Fund
       JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector Fund
              JNL/Mellon Capital Management Technology Sector Fund

                            JNL VARIABLE FUND III LLC

                 JNL/Mellon Capital Management The DowSM 10 Fund

                             JNL VARIABLE FUND V LLC

                 JNL/Mellon Capital Management The DowSM 10 Fund

                            JNLNY VARIABLE FUND I LLC

                 JNL/Mellon Capital Management The DowSM 10 Fund
                 JNL/Mellon Capital Management The S&P(R) 10 Fund
                  JNL/Mellon Capital Management Global 15 Fund
                      JNL/Mellon Capital Management 25 Fund
               JNL/Mellon Capital Management Select Small-Cap Fund
                  JNL/Mellon Capital Management Nasdaq(R) 15 Fund
                JNL/Mellon Capital Management Value Line(R) 25 Fund

                                   SCHEDULE B
                             Dated: October 4, 2004

                                 (Compensation)

                              JNL VARIABLE FUND LLC

                 JNL/MELLON CAPITAL MANAGEMENT THE DOWSM 10 FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                JNL/MELLON CAPITAL MANAGEMENT THE S&P(R) 10 FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                  JNL/MELLON CAPITAL MANAGEMENT GLOBAL 15 FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                      JNL/MELLON CAPITAL MANAGEMENT 25 FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

               JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL CAP FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                 JNL/MELLON CAPITAL MANAGEMENT NASDAQ(R) 15 FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                     JNL/MELLON CAPITAL MANAGEMENT VIP FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

               JNL/MELLON CAPITAL MANAGEMENT VALUE LINE(R) 25 FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                    JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

            JNL/MELLON CAPITAL MANAGEMENT COMMUNICATIONS SECTOR FUND

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
------------------------                          -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

            JNL/MELLON CAPITAL MANAGEMENT CONSUMER BRANDS SECTOR FUND

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
------------------------                          -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                JNL/MELLON CAPITAL MANAGEMENT ENERGY SECTOR FUND

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
------------------------                          -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

               JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
------------------------                          -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

       JNL/MELLON CAPITAL MANAGEMENT PHARMACEUTICAL/HEALTHCARE SECTOR FUND

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
------------------------                          -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

              JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR FUND

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
------------------------                          -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                            JNL VARIABLE FUND III LLC

                 JNL/MELLON CAPITAL MANAGEMENT THE DOWSM 10 FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%


                             JNL VARIABLE FUND V LLC

                 JNL/MELLON CAPITAL MANAGEMENT THE DOWSM 10 FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                            JNLNY VARIABLE FUND I LLC

                 JNL/MELLON CAPITAL MANAGEMENT THE DOWSM 10 FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                JNL/MELLON CAPITAL MANAGEMENT THE S&P(R) 10 FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                  JNL/MELLON CAPITAL MANAGEMENT GLOBAL 15 FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                      JNL/MELLON CAPITAL MANAGEMENT 25 FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

               JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL CAP FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                 JNL/MELLON CAPITAL MANAGEMENT NASDAQ(R) 15 FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

               JNL/MELLON CAPITAL MANAGEMENT VALUE LINE(R) 25 FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                                   SCHEDULE C
                             Dated: October 4, 2004

                              INVESTMENT OBJECTIVES

                 JNL/MELLON CAPITAL MANAGEMENT THE DOWSM 10 FUND

The investment objective of the JNL/Mellon Capital Management The DowSM 10 Fund is total return through a combination of capital appreciation and dividend income.

                JNL/MELLON CAPITAL MANAGEMENT THE S&P(R) 10 FUND

The investment objective of the JNL/Mellon Capital Management The S&P(R) 10 Fund is total return through a combination of capital appreciation and dividend income.

                  JNL/MELLON CAPITAL MANAGEMENT GLOBAL 15 FUND

The investment objective of the JNL/Mellon Capital Management Global 15 Fund is total return through a combination of capital appreciation and dividend income.

                      JNL/MELLON CAPITAL MANAGEMENT 25 FUND

The investment objective of the JNL/Mellon Capital Management 25 Fund is total return through a combination of capital appreciation and dividend income.

               JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL-CAP FUND

The investment objective of the JNL/Mellon Capital Management Small-Cap Fund is total return through capital appreciation.

               JNL/MELLON CAPITAL MANAGEMENT THE NASDAQ(R) 15 FUND

The investment objective of the JNL/Mellon Capital Management Nasdaq(R) 15 Fund is total return.

                     JNL/MELLON CAPITAL MANAGEMENT VIP FUND

The investment objective of the JNL/Mellon Capital Management VIP Fund is total return.

               JNL/MELLON CAPITAL MANAGEMENT VALUE LINE(R) 25 FUND

The investment objective of the JNL/Mellon Capital Management Value Line(R) 25 Fund is to provide capital appreciation.

                    JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND

The investment objective of the JNL/Mellon Capital Management JNL 5 Fund is total return through capital appreciation and dividend income.

            JNL/MELLON CAPITAL MANAGEMENT COMMUNICATIONS SECTOR FUND

The objective of the JNL/Mellon Capital Management Communications Sector Fund is total return through capital appreciation and dividend income.

            JNL/MELLON CAPITAL MANAGEMENT CONSUMER BRANDS SECTOR FUND

The objective of the JNL/Mellon Capital Management Consumer Brands Sector Fund is total return through capital appreciation and dividend income.

                JNL/MELLON CAPITAL MANAGEMENT ENERGY SECTOR FUND

The objective of the JNL/Mellon Capital Management Energy Sector Fund is total return through capital appreciation and dividend income.

               JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND

The objective of the JNL/Mellon Capital Management Financial Sector Fund is total return through capital appreciation and dividend income.

       JNL/MELLON CAPITAL MANAGEMENT PHARMACEUTICAL/HEALTHCARE SECTOR FUND

The objective of the JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector Fund is total return through capital appreciation and dividend income.

              JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR FUND

The objective of the JNL/Mellon Capital Management Technology Sector Fund is total return through capital appreciation and dividend income.